Exhibit 10.21(s)

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Execution Version

FIFTH AMENDED AND RESTATED

PROGRAM TERMS LETTER

Ocotber 26, 2018

MarineMax, Inc.

MarineMax East, Inc.

MarineMax Services, Inc.

MarineMax Northeast LLC

Boating Gear Center, LLC

US Liquidators, LLC

Newcoast Financial Services, LLC

My Web Services, LLC

MarineMax Charter Services, LLC

[****]

Gulfport Marina, LLC

2600 McCormick Drive

Clearwater, FL  33759

Attn: Mike McLamb

RE:  Wholesale Marine Products Finance Program

Dear Mike:

This Program Terms Letter outlines the terms of your marine financing program with Wells Fargo Commercial Distribution Finance, LLC (in its individual capacity, “CDF”) as Agent (CDF, in such capacity as agent, is herein referred to as “Agent”) for the several financial institutions that are parties to this Agreement or may from time to time become party hereto (collectively, the “Lenders” and individually each a “Lender”) and for itself as a Lender.  This program will apply to all outstanding invoices financed by any one or more Lenders pursuant to that certain Fourth Amended and Restated Program Terms Letter dated May 9, 2017, among CDF and you (as amended from time to time, the “Existing PTL”) and to all invoices financed on or after the date hereof.  This Program Terms Letter amends and restates the Existing PTL in its entirety.

This Program Terms Letter supplements that certain Fourth Amended and Restated Inventory Financing Agreement, dated as of October 26, 2018, among Agent, Lenders and you (the “Inventory Financing Agreement”).  Capitalized terms used but not defined herein shall have the meanings assigned to them in the Inventory Financing Agreement.

The following sets forth the terms of your financing program:

A. Rates and Terms

Effective Program Dates:	Applies to all outstanding invoices financed by any one or more Lenders pursuant to the Original PTL and all invoices financed by any one or more Lenders on or after the date hereof.

Subsidy Period:	As determined by manufacturer program (if applicable).

Eligible Products:

New and pre-owned marine products, subject to a perfected first priority Lien in favor of Agent for the benefit of Lenders and free and clear of all other Liens not permitted by the Inventory Financing Agreement.  Consigned products shall be excluded unless you comply with Agent’s documentation requirements with respect thereto and Agent otherwise agrees in writing.

Fifth Amended and Restated Program Terms Letter

KCP-8407528-91

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Dealer Rate:

The effective dealer interest rate for any month (after the manufacturer subsidy period expires, if applicable) shall be the One month LIBOR rate plus 3.45%.

Dealer Rate shall be the same for both new and pre-owned inventory.

The Dealer Rate will be recalculated monthly based on changes in the One month LIBOR rate as outlined above.

Performance Rebate:

So long as Dealer remains in compliance with all the terms and conditions of the Inventory Financing Agreement, this Program Terms Letter and all other agreements or instruments by and between Dealer, Agent and any one or more Lenders, beginning the date hereof through the calendar quarter ending September 30, 2018, and for each calendar quarter thereafter, Agent, on behalf of Lenders, will pay you a rebate to be paid quarterly in an amount equal to 1.15% of (i) the average daily balance of outstanding Obligations owed to Lenders for the prior quarter less (ii) the average daily balance of the [****] for the prior quarter (the “Performance Rebate”).  Such rebate will be subject to the following:

1. Such rebates will be paid within 30 days following the end of the applicable quarter.

2. The average daily balance of outstanding Obligations will be calculated as the sum of the daily balance of outstanding Obligations for each day in the applicable quarter divided by the number of days in the applicable quarter.

3. The average daily balance of the [****] will be calculated as the sum of the daily balance of the [****] for each day in the applicable quarter divided by the number of days in the applicable quarter.

Unused Line Fee:

Dealer will be charged a monthly Unused Line Fee in an amount equal to 0.10% multiplied by the Unused Line, calculated based on the actual number of days in the calendar month in a year of 360 days.  Unused Line is the Maximum Aggregate Credit Amount, minus the average daily balance of outstanding Obligations owed to Agent and Lenders, plus the average daily balance of the [****].  Billed monthly.

Maturity Period:

Invoices financed for new inventory by any one or more Lenders are considered due in full at 1080 days from original invoice date, except that invoices financed by any one or more Lenders related to all Azimut-Benetti S.p.A., Galeon, LLP., Alexander Marine Company, Ltd., and Sino Eagle Yacht Co., Ltd. are considered due in full at 1080 days from the original funding date.

Invoices financed for pre-owned (trade in or used) inventory by any one or more Lenders are considered due in full at 361 days from the date Dealer acquires such unit (“Acquisition Date”).

Fifth Amended and Restated Program Terms Letter

KCP-8407528-92

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Advance Request:

Each advance with respect to pre-owned inventory or re-advance shall be made pursuant to a completed written advance request in the form attached hereto as Exhibit A (together with all attachments required thereby, an “Advance Request Form”) or such other form as Agent and Dealers may agree.

In addition, each advance with respect to any advance request for Aquila brand inventory, Ocean Alexander brand inventory, or Galeon brand inventory shall be requested as follows and accompanied by the following documentation for each item of such inventory:

(a) Each advance request for Aquila brand inventory or Galeon brand inventory shall be requested within fifteen (15) Business Days of clearing United States Customs

(b)   Each advance request for Ocean Alexander brand inventory shall be requested within the earlier of:

(i) fifteen (15) Business Days following payment in full to Alexander Marine Company, Ltd, or

          (ii) delivery of the inventory to Dealer

(c)     A copy of the original invoice from:

(i)  Sino Eagle Yacht Co., Ltd. for Aquila brand inventory

(ii) Alexander Marine Company, Ltd. for Ocean Alexander brand inventory

(iii) Galeon, LLP for  Galeon brand inventory

(d) Either a Manufacturer’s Statement of Origin (MSO) or Builder’s  Certificate

(e)  Evidence that each such item of inventory has cleared United States Customs

(f)     Evidence that MarineMax has paid:

(i) Sino Eagle Yacht Co., Ltd. in full for each such item of Aquila brand inventory,

(ii) Alexander Marine Company, Ltd. in full for each such item of Ocean Alexander brand inventory

(iii) Galeon, LLP.  in full for each such item of Galeon brand inventory

Fifth Amended and Restated Program Terms Letter

KCP-8407528-93

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Fifth Amended and Restated Program Terms Letter

KCP-8407528-94

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Floorplan Advance Rate:

For new inventory (excluding Azimut brand new inventory, Aquila brand new inventory, Ocean Alexander brand new inventory, and Galeon brand new inventory), 100% of invoice amount, including freight (if included on original invoice), subject to Availability.

For Azimut brand new inventory (except Azimut Pre-Sold Inventory): 85% of invoice amount for all inventory that is 72 feet or less and 75% of invoice amount for all inventory that is greater than 72 feet, subject to Availability.

The advance rate for Azimut Pre-Sold inventory shall be 90% of the invoice amount, as verified by Agent, subject to Availability. As used herein, “Pre-Sold” means under contract to a retail customer pursuant to an Acceptable Contract.  “Acceptable Contract” means a fully executed bona fide contract with a retail customer, on terms that are commercially reasonable, including a deposit.

For Aquila brand new inventory, 75% of invoice amount, subject to a maximum of [****] in the aggregate advanced at any one time, and further subject to Availability.

For Ocean Alexander brand new inventory: 75% of invoice amount for all inventory that is 72 feet or less and 50% of invoice amount for all inventory that is greater than 72 feet, subject to a maximum of [****] in the aggregate advanced at any one time, and further subject to Availability.

For Galeon brand new inventory: 75% of invoice amount for all inventory that is 72 feet or less and 50% of invoice amount for all inventory that is greater than 72 feet, subject to a maximum of [****] in the aggregate advanced at any one time, and further subject to Availability.

As used herein, “Availability” shall mean:

(i)  the lesser of:

(a)  the Maximum Aggregate Credit Amount minus the outstanding amount of Approvals, and

(b) (1) if the Fixed Charge Coverage ratio is equal to or greater than 1.2x and TTM EBITDA is equal to or greater than [****], in each case as shown on the most recent Trigger Compliance Certificate delivered pursuant to Section 8(g) of the Inventory Financing Agreement, 100% of the Eligible Inventory Collateral shown on the most recent inventory certificate (‘Total Eligible Inventory’), or

(2) if the Fixed Charge Coverage ratio is less than 1.2x or TTM EBITDA is less than [****], in each case as shown on the most recent Trigger Compliance Certificate delivered pursuant to Section 8(g) of the Inventory Financing Agreement, 100% of Total Eligible Inventory shown on the most recent inventory certificate, less the lesser of (x) [****] and (y) 10% of Total Eligible Inventory shown on such inventory certificate ((b)(1) or (2), as applicable, the “Net Eligible Inventory Amount”),

(ii)  minus, the aggregate outstanding amount of Obligations, and

(iii)  minus the amount of any Reserves.

As used in the definition of Availability, the below terms have the following meanings:

“Capital Expenditures” shall mean with respect to any Person, all expenditures (by the expenditure of cash or the incurrence of Debt) by such Person during any measuring period for any fixed assets or improvements or for replacements, substitutions or additions thereto that have a useful life of more than one year and that are required to be capitalized under GAAP, but excluding from such calculation expenditures made with the cash proceeds received by Dealer from any insurance claim payable by reason of theft, loss, physical damage or similar event with respect to any of Dealer’s respective property or assets.

“Fixed Charge Coverage Ratio” shall mean the ratio of (a) TTM EBITDA less Capital Expenditures for the trailing twelve month period (to the extent not financed) to (b) Fixed Charges for the trailing twelve month period.

“Fixed Charge” shall mean cash interest plus scheduled principal payments plus income taxes paid in cash plus dividends and distributions.

“TTM EBITDA” shall mean consolidated net income plus the sum of taxes, interest, depreciation and amortization, and one-time costs related to acquisitions permitted pursuant to the Inventory Financing Agreement plus non-cash stock-based compensation less non-recurring gains or non-cash items increasing net income and tax credits to the extent they increased net income for the trailing twelve month period.

If Availability is negative at any time, then immediate payment shall be required of amount sufficient to cause Availability to be equal to or greater than $0.

Pre-owned (trade in or used) inventory advances will be as follows, subject to Availability, the Pre-owned Inventory Sublimit, the Specific Pre-Owned Sublimit, and the Other Pre-Owned Sublimit:

75% MarineMax Pre-owned Inventory Cost Day 1 (“Day 1” as used herein shall mean Acquisition Date) through Day 180 (after Acquisition Date); 67% Day 181 (after Acquisition Date) through Day 360 (after Acquisition Date), which reflects the 10% curtailment as described in the “Floorplan Curtailments” section below; 0% Day 361+ (after Acquisition Date).

“MarineMax Pre-owned Inventory Cost” shall be Dealer’s internal valuation for pre-owned inventory (as set forth on the monthly inventory certificate and  borrowing base).

All models of pre-owned inventory are eligible, provided low wholesale values can be determined via NADA, Yachtworld.com, survey, or other source acceptable to Agent.

Internal condition and valuation methodology required on all units > $500,000.00 (“Specific Pre-Owned Items”).  If valuation of any Specific Pre-Owned Item exceeds [****], any advance to Dealers in excess of [****] for such Specific Pre-Owned Item shall be in Agent’s discretion.

Trade in units < $500,000.00 value will be financed on a “borrowing base” calculated as the aggregate of the pre-owned advance rates multiplied by the applicable MarineMax Pre-owned Inventory Cost of such pre-owned inventory.  Agent may, on behalf of Lenders, implement a Pre-Owned Inventory Reserve against the pre-owned inventory to reduce the availability of eligible pre-owned inventory.  “Pre-Owned Inventory Reserve” is defined and calculated as the low wholesale value determined via NADA, Yachtworld.com, survey or other source acceptable to Agent minus the MarineMax Pre-owned Inventory Cost, divided by the low wholesale value determined via NADA, Yachtworld.com, survey or other source acceptable to Agent, as a percentage.

Dealers are required to submit a borrowing base certificate in the form attached hereto as Exhibit B on the date hereof and monthly by the 10th day of the month (or the first business day following the 10th day of each month if the 10th day is not a business day) based on the balances of pre-owned inventory as of the date of the certificate.  The monthly borrowing base certificate can be used to borrow up to 80% of eligible borrowing base for that calendar month, subject to Availability, the Pre-Owned Inventory Sublimit and the Other Pre-Owned Sublimit.  Any request for advances > 80% of the borrowing base reflected on the most recent borrowing base certificate requires submission of an updated borrowing base certificate and such advances shall be limited to 100% of updated borrowing base, subject to Availability, the Pre-Owned Inventory Sublimit and the Other Pre-Owned Sublimit.

If any unit (new or pre-owned) remains at a location other than a Permitted Location for more than 30 days, then immediate payment shall be required of the full principal amount of the Obligations owed with respect to such unit.  If the aggregate value of units at locations other than Permitted Locations (excluding boat shows) exceeds $5,000,000.00 at any time, then immediate payment shall be required of the Obligations with respect to such units in an aggregate amount equal to such excess.  In addition, if a material adverse change results in the reduction of the value of the Collateral in an aggregate amount exceeding $250,000.00, then immediate payment shall be required of the Obligations with respect to such Collateral in an amount equal to such excess; provided that, if such reduction of value is the subject of an insurance claim payable to Agent on behalf of Lenders as loss payee, then immediate payment of such excess amount shall only be required to the extent it exceeds the claim amount (net of any deductible) and payment of the remainder of such excess shall not be required until the earlier of (i) receipt of such insurance proceeds, if any, or the rejection or denial of such claim or any portion thereof and (ii) 30 days (or such later date as Agent may agree in writing) after such loss or damage.

Concentration Limits:

If the number of units of inventory (new and pre-owned) financed by any one or more Lenders which are not Pre-Sold and which have an Outstanding Amount > $250,000.00 exceeds [****] of total number of units of inventory financed by such Lender or Lenders, then immediate payment shall be required and applied to the oldest units of such inventory financed by such Lender or Lenders to the extent required to reduce the number of such units to [****] or less.  “Outstanding Amount” means the outstanding amount financed by any one or more Lenders for such unit, minus any portion of the Required Amount (as defined in the [****]) funded to the [****] with respect to curtailments for such unit.  For purposes of determining the concentration limits, units of inventory financed by any one or more Lenders shall include, without limitation, each unit of pre-owned inventory with a valuation < $500,000.00 identified on the current borrowing base certificate.

If the units of inventory (new and pre-owned) financed by any one or more Lenders which are not Pre-Sold and which have an Outstanding Amount > $750,000.00 exceed [****] in the aggregate (of which no more than [****] in the aggregate may be Azimut brand), then immediate payment shall be required and applied to the oldest units of such inventory financed by such Lender or Lenders to the extent required to reduce the Outstanding Amount to [****] or less for such inventory (or [****] or less for Azimut brand inventory).  In no event shall any one or more Lenders finance more than the greater of [****] units or [****] of such inventory that exceeds 72 ft., and which are not Pre-Sold.

Notwithstanding anything herein to the contrary, the sum of all Outstandings and Open Approvals with respect to Azimut brand inventory shall not at any time exceed ninety million dollars [****]; provided, however, that such amount may be increased from time to time by Agent in writing in its sole and absolute discretion, without the consent of Lenders.

Fifth Amended and Restated Program Terms Letter

KCP-8407528-95

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Inventory Reporting:

A monthly inventory certificate in the form attached hereto as Exhibit C or in such other form as Dealers and Agent may agree, together with supporting documentation requested by Agent, shall be required to be provided by the 10th day of each month (or the first business day following the 10th day of each month if the 10th day is not a business day) based on the balances as of the date of the certificate.  All inventory to be included (new, pre-owned) is to be provided on ad-hoc basis upon Agent request.

Floorplan Curtailments:

Curtailment payments on invoices financed by any one or more Lenders will be due pursuant to the following schedule:

For all Azimut-Benetti S.p.A, Ocean Alexander, Galeon, and Aquila inventory, a curtailment payment of 10% of the initial amount financed is due and payable on each item of new inventory at each of the following points in time:  181, 361, 541, 721 and 900 days from the original funding date and the full remaining balance of the advance is due and payable on each item of Azimut-Benetti S.p.A, Ocean Alexander, Galeon, and Aquila inventory when it is aged 1080 days from the original funding date.

For all other new and Pre-Sold inventory, a curtailment payment of 10% of the initial amount financed is due and payable on each item of new inventory at each of the following points in time: 181, 361, 541, 721 and 900 days from the date of the respective original invoice and the full remaining balance of the advance is due and payable on each item of inventory when it is aged 1080 days from the date of the original invoice.

For pre-owned (trade in or used) inventory < $500,000.00 low NADA wholesale value, a curtailment payment of 10% of the amount financed is due and payable at day 181 after the Acquisition Date; for pre-owned (trade in or used) inventory > $500,000.00 low NADA wholesale value, a curtailment payment of 10% of the amount financed is due and payable at day 181 after the Acquisition Date; and the advances with respect to all such items of inventory will be due in full at day 361 after the Acquisition Date.

All curtailment payments will be billed monthly and due in a single payment on the last day of such month. The failure to remit curtailment payments when due shall be considered a Default under the terms of the Inventory Financing Agreement and any such late curtailment payments shall be subject to interest at the Default Rate until paid in full.

Curtailment payments unpaid after the due date may be offset by an amount equal to the lesser of (i) the Required Amount set forth in the [****], (ii) the [****] balance set forth in the [****], and (iii) [****] (provided the [****] has a balance of at least [****]).  Notwithstanding such offset, the entire amount of curtailment payments will be paid no later than 20 days following the due date thereof.

[****]:

[****] can be funded for curtailments due (up to a maximum of [****]) and other amounts subject to the cap on the amount of [****] equal to the lesser of (i) [****] of the then outstanding loan balance or (ii) [****].

1. Maximum of [****] removal of funds per week (Dealer may not remove funds required to maintain the Required Amount)

2. Maximum of [****] contributions of funds per week (unless otherwise needed for minimum requirements)

3. Not intended for direct application for unit payoffs

Inventory Re-Advance Capability:

New inventory may be paid down to a minimum floorplan balance of $1,000.00 per unit; permitted to re-advance up to maximum allowable advance rate (original invoice amount less curtailments due)  subject to:

1. Request must aggregate at least $100,000.00 (refinance amount)

2. Maximum ‘re-book’ advance is limited to 25% of Maximum Aggregate Credit Amount within any 30 day period or, if [****] is terminated at Agent’s option, 50% of Maximum Aggregate Credit Amount within any 30 day period (such limit, the “Re-Advance Sublimit”)

3. Limited to Brunswick and Azimut product

4. Delivery of an Advance Request Form and certification of applicable inventory values

Fifth Amended and Restated Program Terms Letter

KCP-8407528-96

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Landlord Lien Waivers:

If any Eligible Inventory Collateral is held at a location leased by you and you have not delivered to Agent a landlord lien waiver or subordination in form acceptable to Agent, as an alternative, you will be required to fund a reserve equal to 3 months of base rent, which will be placed in the [****] pursuant to the terms of the [****], as a “required” minimum amount.

B. General Terms

Audit/Inspection Fees:

Pre-closing and annual audit costs will be paid by Dealers.  Actual floorcheck expenses for inventory inspections will be paid by Agent, provided that if results of the inspections are not satisfactory to Agent, in its reasonable discretion, then additional inspection expenses will be paid by Dealers.

MSO’s/Titles:	All Pre-owned titles and documentation must show all prior liens released.

Insurance Certificates:	On or before the date hereof, Dealer shall deliver to Agent certificates of insurance satisfying the requirements set forth in Section 6 of the Inventory Financing Agreement.

Audit/Inspection Frequency:

8 x per year

All locations with an average outstanding Total Eligible Inventory (calculated semi-annually based on inventory reports provided to Agent by Dealers) > $1,000,000 will be inspected quarterly at a minimum

All locations with an average outstanding Total Eligible Inventory (calculated semi-annually based on inventory reports provided to Agent by Dealers) < $1,000,000 will be inspected semi-annually at a minimum

During each inspection, Agent will inspect multiple locations wherein at least 48% of Total Eligible Inventory is located.  During each calendar quarter, Agent will inspect multiple locations wherein at least 98% of Total Eligible Inventory is located.

MSO and Preowned Title audits to be conducted every 120 days and additional audits/inspections at any other time at Agent’s discretion.

COMS Non-Usage Fee:	Dealers will be charged $1,000 in the aggregate per month for any month during which Dealers do not use the CDF COMS on-line payment system for Dealers’ primary method of payment to Agent.

Late Payment Fee:

Under the terms of your financing agreement with Agent and Lenders, you are to remit payment to Agent on behalf of Lenders immediately upon the earlier of (i) your receipt of the proceeds of any sale or other disposition of any unit of collateral financed by any one or more Lenders, and (ii) 7 calendar days after such sale or other disposition.  If it is discovered that a unit of collateral is sold or otherwise disposed of without payment remitted to Agent on behalf of Lenders (Sold out of Trust “SOT”), whether as the result of an inventory collateral inspection or otherwise, Agent may, in its sole discretion, charge you the following late payment fee on a monthly basis for each SOT item:

	Day 1- 7 after the retail sale of the unit	On the 8th day after the retail sale of the unit
	$0.00	.25% of the outstanding invoice amount per unit per month

NSF Fee:	You will be charged a fee of $25 for each check or other item that is returned unpaid.

Please note that the fees and charges referred to above such as the Late Payment Fee and NSF Fee are not intended to be Agent’s or any Lender’s sole remedies for those events, and if you fail to meet any of your obligations under your agreements with or Agent and/or any one or more Lenders, Agent and each Lender specifically reserves all other rights and remedies legally available to it.

Fifth Amended and Restated Program Terms Letter

KCP-8407528-97

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Customer Online Management System (COMS):

Agent encourages use of COMS, our Internet payment/floorplan system.  Agent will assist you in the installation of the system and provide you with training, free of charge.  Internet payments are processed via an ACH transaction and at no cost to you.  You can view the system’s capabilities at www.gecdf.com/coms.

Application of Terms:

•

The terms set forth in this Program Terms Letter shall apply only to loans by Lenders under the Inventory Financing Agreement (defined above), and will not apply to any other Wells Fargo Commercial Distribution Finance, LLC platform or joint venture (i.e. RV, Yamaha, Suzuki, Polaris Acceptance, Brunswick Acceptance Company, LLC, etc.) or any loans with any Lender Affiliate.

Confidentiality Agreement:

The rates and terms set forth in this letter are for your benefit and shall be held in the strictest confidence by you; provided that you may disclose the terms hereof to the extent required by applicable laws or regulations if you provide Agent with prior written notice of such disclosure, work with Agent in good faith to redact any information herein requested by Agent, and provide Agent with an opportunity to seek a protective order with respect to such information.  Subject to the foregoing, you will take all reasonable precautions to assure the confidentiality of this information is not released to any third party.

Please ACKNOWLEDGE YOUR ACCEPTANCE OF YOUR FINANCING TERMS AND RETURN TO Kevin Blitz.

tHANK YOU FOR THE OPPORTUNITY TO FINANCE YOUR INVENTORY NEEDS.

WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC,

as Agent for Lenders

By: ______________________________________________

Name:

Title: Duly Authorized Signatory

Fifth Amended and Restated Program Terms Letter

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

ACCEPTED AS OF THE DATE FIRST ABOVE WRITTEN:

MARINEMAX, INC., a Florida corporation

By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	Executive Vice President, Chief Financial Officer, Secretary
MARINEMAX EAST, INC., a Delaware corporation

By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer
MARINEMAX SERVICES, INC., a Delaware corporation

By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	Vice President, Secretary, Treasurer

MARINEMAX NORTHEAST, LLC, a Delaware limited liability company By: MARINEMAX EAST, INC. the sole member of MarineMax Northeast, LLC

By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer
BOATING GEAR CENTER, LLC, a Delaware limited liability company
By: MARINEMAX EAST, INC., the sole member of Boating Gear Center, LLC

By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer

Signature Page to Fifth Amended and Restated Program Terms Letter

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

US LIQUIDATORS, LLC
a Delaware limited liability company By: MARINEMAX, INC. the sole member of US Liquidators, LLC
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	Executive Vice President, Chief Financial Officer, Secretary

MY WEB SERVICES, LLC,

a Delaware limited liability company

By: MARINEMAX EAST, INC., the sole member of My Web Services, LLC

By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary and Treasurer

MARINEMAX CHARTER SERVICES, LLC,

a Delaware limited liability company

By: MARINEMAX EAST, INC., the sole member of MarineMax Charter Services, LLC

By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer

NEWCOAST FINANCIAL SERVICES, LLC,
a Delaware limited liability company By: MARINEMAX EAST, INC. the sole member of Newcoast Financial Services, LLC
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer

[****],

a Florida limited liability company

By: MY WEB SERVICES, LLC,

       the sole member of [****]

By: MARINEMAX EAST, INC., the sole member of My Web Services, LLC

By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary and Treasurer
Tax ID:	27-4689836
Org. ID (if any): 4933499
Chief Executive Office and Principal Place of Business:		2600 McCormick Drive

Signature Page to Fifth Amended and Restated Program Terms Letter

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Clearwater, FL 33759

Signature Page to Fifth Amended and Restated Program Terms Letter

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

GULFPORT MARINA, LLC,

a Delaware limited liability company

By: MARINEMAX EAST, INC., the sole member of My Web Services, LLC

By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary and Treasurer
Tax ID:	27-4689836
Org. ID (if any): 4933499
Chief Executive Office and Principal Place of Business:		2600 McCormick Drive
Clearwater, FL 33759

Signature Page to Fifth Amended and Restated Program Terms Letter

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Exhibit A

Advance Request Form

Wells Fargo Commercial Distribution Finance, LLC

10 S. Wacker Dr., 20th Floor

Chicago, IL 60606

Re:

Fourth Amended and Restated Inventory Financing Agreement, dated October 26, 2018, among MarineMax, Inc. (“Dealer Agent”), the other Dealers party thereto (collectively, together with Dealer Agent, “Dealers”) Wells Fargo Commercial Distribution Finance, LLC (in its individual capacity, “CDF”) as Agent (CDF, in such capacity as agent, is herein referred to as “Agent”) for the several financial institutions that are parties thereto or that may from time to time become party to thereto (collectively, the “Lenders” and individually each a “Lender”) and for itself as a Lender, and such Lenders, as amended, modified, restated or replaced from time to time (the “Agreement”)

Ladies and Gentlemen:

The undersigned is agent for Dealers under the Agreement and as such is authorized to make and deliver this advance request (this “Request”) on behalf of Dealers pursuant to Section 1 of the Agreement.  All capitalized terms used, but not defined, herein have the meanings provided in the Agreement.

Dealers hereby request that Lenders make an advance on ________________, 20____ of $______________________ to Dealers under the terms of the Agreement with respect to the following (check one):

__________

pre-owned inventory units with applicable valuations of five hundred thousand dollars ($500,000.00) or more (“Specific Pre-Owned Items”), subject to the Pre-Owned Inventory Sublimit and Availability (as defined in the Program Terms Letter).

__________	pre-owned inventory units with applicable valuations of less than five hundred thousand dollars ($500,000.00) (“Other Pre-Owned Items”), subject to the Pre-Owned Inventory Sublimit and Availability.
__________

units of inventory (excluding used or pre-owned inventory) for which Dealers have previously made payments to Agent on behalf of Lenders (“Re-Advance Items”), subject to the Re-Advance Sublimit and Availability.

The undersigned hereby represents, warrants and certifies that, as of the date hereof,

(a)each representation and warranty made to Agent and Lenders by or on behalf of any Dealer is true and correct as of the date hereof, except to the extent that such representation or warranty expressly relates to an earlier date, in which event such representation or warranty was true and correct as of such earlier date;

(b)neither a Default nor any event which with the giving of notice, the passage of time or both would result in a Default has occurred and is continuing or would reasonably be expected to result after giving effect to the advance requested hereby [except _______ ______________________];

(c)after giving effect to the advance requested hereby, the aggregate outstanding amount of the Obligations (i) will not exceed the lesser of (I) the Maximum Aggregate Credit Amount minus the outstanding amount of Approvals and (II) the Net Eligible Inventory Amount minus the amount of any Reserves, (ii) with respect to pre-owned inventory will not exceed the Pre-Owned Inventory Sublimit, (iii) with respect to Specific Pre-Owned Items will not exceed the Specific Pre-Owned Sublimit, (iv) with respect to Other Pre-Owned Items will not exceed the Other Pre-Owned Sublimit, and (v) with respect to Re-Advance Items, will not exceed the Re-Advance Sublimit;

(d)if this Request relates to Specific Pre-Owned Items, Exhibit A hereto sets forth, for each Specific Pre-Owned Item, (i) the Dealer who owns such item, (ii) the location of such item, (iii) the year, make and model,

Program Terms Letter – Exhibit AA - 1

KCP-8407528-9

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

serial number, engine model, horsepower and serial for such item, (iv) the NADA low wholesale value and the advance amount requested therefor, and (v) copies of the reports and documents listed on Exhibit A as “Required Documents”;

(e)if this Request relates to Other Pre-Owned Items, Exhibit B hereto sets forth (i) the date of the most recent borrowing base certificate and the borrowing base amount shown thereon, (ii) borrowing base availability as of the date hereof, and (ii) borrowing base availability after the advance request hereby;

(f)if this Request relates to Re-Advance Items, Exhibit C hereto sets forth (i) the specific Re-Advance Items supporting such advance, identified by manufacturer, original invoice number, and original invoice date and (ii) the original invoice amount, outstanding amount of Obligations with respect to such Re-Advance Item, and the re-advance amount requested therefor;

(g)each Specific Pre-Owned Item, Other Pre-Owned Item and Re-Advance Item, as applicable, is owned by the Dealer identified on the Exhibits attached hereto, free and clear of all Liens, and Agent holds a first and prior Lien on such Collateral as collateral agent for the Lenders pursuant to the Agreement, and such Collateral is in good saleable condition (normal wear and tear excepted); and

(h)The terms and conditions of the Agreement apply to this Request.

Executed this ____ day of _______________, _____.

MarineMax, Inc.,

a Florida corporation

By:

Its:

Typed Name:

Program Terms Letter – Exhibit AA - 2

KCP-8407528-9

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Exhibit A to Advance Request Form

Specific Pre-Owned Items

RE:  USED       TRADE-IN           (CIRCLE ONE)

AGENT FOR DEALERS     MARINE MAX                           DEALER NUMBER____________

UNIT LOCATION  ___________________________________________________________________________

YEAR  ________MAKE/MODEL__________________________________________________

BOAT SERIAL NUMBER______________________________________________________________________

ENGINE MODEL, HORSEPOWER & SERIAL

NADA (ABOS or BUC) LOW WHOLESALE VALUE FOR BOAT & ENGINE $____________VALUE X        %

$_____________

DOLLAR AMOUNT OF USED/TRADE REQUEST TO BE ADVANCED $____________________

REQUIRED DOCUMENTS:

*Attach copy of customer contract for trade-in units/bill of sale and proof of payment for used units.

*Attach copy of completed Title Documents(front and rear) evidencing the boat is free and clear of all liens.

*Attach copy of survey/internal condition report

*Attach copy of internal valuation report

*Attach copy of Coast Guard documentation, abstract of title, and bill of sale

Specific Pre-Owned Sublimit$20,000,000 (1)

Outstanding Amount with Respect to Specific

Pre-Owned Items____________________(2)

Amount of Advance Requested

[not > $2,500,000.00]____________________(3)

Outstanding Amount with Respect to Specific Pre-Owned

After Requested Advance

[(2) + (3)]____________________(4)

Specific Pre-Owned Sublimit Availability After

Requested Advance

[(1) – (4)]____________________(5)

Pre-Owned Inventory Sublimit$45,000,000(6)

Outstanding Amount with Respect to Other Pre-Owned

Items ____________________(7)

Outstanding Amount with Respect to Specific Pre-Owned

Items and Other Pre-Owned Items After Requested Advance

[(5) + (7)]____________________(8)

Pre-Owned Inventory Sublimit Availability After

Requested Advance

Program Terms Letter – Exhibit AA - 3

KCP-8407528-9

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

[(6) – (8)]____________________(9)

Program Terms Letter – Exhibit AA - 4

KCP-8407528-9

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Exhibit B to Advance Request Form

Other Pre-Owned Items

Borrowing Base Certificate Date   ____________________

Borrowing Base Amount____________________(1)

Other Pre-Owned Sublimit$35,000,000 (2)

Other Pre-Owned Line of Credit

[Lesser of (1) or (2)]____________________(3)

Outstanding Amount with Respect to Other Pre-Owned____________________(4)

Borrowing Base Availability (Payment Required)

[(3) - (4)]____________________(5)

Amount of Advance Requested____________________(6)

Outstanding Amount with Respect to Other Pre-Owned

After Requested Advance

[(4) + (6)]____________________(7)

Percentage of Borrowing Base Amount

[(7) / (1)] (must be ≤ 80% if certificate date not request

date and ≤ 100% if certificate date is request date) ____________________%(8)

Borrowing Base Availability After Requested Advance

[(1) – (7)]____________________(9)

Pre-Owned Inventory Sublimit$45,000,000(10)

Outstanding Amount with Respect to Specific Pre-Owned

Items ____________________(11)

Outstanding Amount with Respect to Specific Pre-Owned

Items and Other Pre-Owned Items After Requested Advance

[(7) + (11)]____________________(12)

Pre-Owned Inventory Sublimit Availability

[(10) – (12)]____________________(13)

Program Terms Letter – Exhibit AA - 5

KCP-8407528-9

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Exhibit C to Advance Request Form

Re-Advance Items

DEALER NAME _________________________________________    DEALER NUMBER____________

UNIT LOCATION  ___________________________________________________________________________

MANUFACTURER ___________________________________________________________________________

BOAT SERIAL NUMBER______________________________________________________________________

BOAT MODEL& SERIAL______________

ORIGINAL INVOICE NUMBER______________________________

ORIGINAL INVOICE DATE______________________________

ORIGINAL INVOICE AMOUNT______________________________

OUTSTANDING AMOUNT WITH

RESPECT TO RE-ADVANCE ITEM______________________________

RE-ADVANCE AMOUNT REQUESTED______________________________

Re-Advance Sublimit____________________ (1)

Re-Advance Amounts within prior 30 Days____________________(2)

Amount of Advance Requested____________________(3)

Re-Advance Amounts within prior 30 Days After

Requested Advance

[(2) + (3)]____________________(4)

Re-Advance Sublimit Availability After Requested

Advance

[(1) – (4)]____________________(5)

Program Terms Letter – Exhibit AA - 6

KCP-8407528-9

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Exhibit B

Borrowing Base Certificate Form

Program Terms Letter – Exhibit B

KCP-8407528-9

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Exhibit C

Monthly Inventory Certificate Form

[****]

Program Terms Letter – Exhibit C

KCP-8407528-9